===============================================================================
                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (Date of earliest event reported): March 24, 2005
                                 --------------

                     InterDigital Communications Corporation
                           Savings and Protection Plan
             (Exact name of registrant as specified in its charter)

        Pennsylvania                 333-66626               23-1882087
(State or other jurisdiction of     (Commission             (IRS Employer
        incorporation)              File Number)          Identification No.)




781 Third Avenue, King of Prussia, Pennsylvania                19406-1409
     (Address of Principal Executive Offices)                  (Zip Code)


        Registrant's telephone number, including area code: 610-878-7800


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

===============================================================================

Item 4.01.        Changes in Registrant's Certifying Accountant.

(a) Previous independent registered public accounting firm

On March 24, 2005, Grant Thornton LLP (Grant Thornton) notified the administrators of the InterDigital Communications Corporation Savings and Protection Plan (the 401(k) Plan) that it declined to stand for reappointment as the independent registered public accounting firm engaged to audit the financial statements of the 401(k) Plan, a tax-qualified employee benefit plan. Grant Thornton is not the auditor of record for InterDigital Communications Corporation.

Grant Thornton audited the 401(k) Plan financial statements for the year ended December 31, 2003. The report of Grant Thornton contained no adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During fiscal year ended December 31, 2003 and the subsequent interim period through March 24, 2005, there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or audit scope or procedure, which disagreement(s), if not resolved to the satisfaction of Grant Thornton, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report. In addition, during the fiscal year ended December 31, 2003 through the date of Grant Thornton's final audit report dated July 8, 2004, there have been no "reportable events" as defined by Item 304(a)(1)(v) of Regulation S-K.

Grant Thornton's decision not to stand for reappointment was approved by the InterDigital Communications Corporation Administrative Committee in its capacity as Plan Administrator of the 401(k) Plan.

Grant Thornton has furnished the Administrative Committee with a copy of a letter addressed to the SEC stating that it agrees with the above statements. A copy of Grant Thornton's letter, dated February 10, 2006, is filed as Exhibit
16.1 to this Form 8-K.


(b) New independent registered public accounting firm

On May 19, 2005, Morison Cogen LLP (f.k.a. Cogen Sklar LLP) was engaged as the new independent registered public accounting firm to audit the financial statements of the 401(k) Plan for the year ended December 31, 2004 (Morison Cogen). Morison Cogen is not the auditor of record for InterDigital Communications Corporation.


Item 9.01.        Financial Statements and Exhibits.

(c) Exhibits. The following exhibit is filed with this report:

              Exhibit 16.1 - Letter from Grant Thornton LLP dated February 10, 2006, to the Securities Exchange Commission Regarding Change in Certifying Accountant.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                       INTERDIGITAL COMMUNICATIONS CORPORATION
                       SAVINGS AND PROTECTION PLAN


                       By: InterDigital Communications Corporation, in its capacity as Plan Sponsor and Plan Administrator

                       By: /s/ R.J. Fagan
                           --------------------------------------------
                            Richard J. Fagan
                            Chief Financial Officer



Date:    February 10, 2006

                                  EXHIBIT INDEX



Exhibit No.                   Description
----------                    -----------
     16.1 Letter from Grant Thornton LLP dated February 10, 2006, to the Securities Exchange Commission Regarding Change in Certifying Accountant.